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                                                                  Exhibit 10(iv)

                      AMENDMENT TO BUSINESS LOAN AGREEMENT
                      ------------------------------------



         This amendment to Business Loan Agreement made at Akron, Ohio as of SEPTEMBER 30, 1999 by and among FIRSTMERIT BANK, N.A. ("Bank") and RVM INDUSTRIES, INC.; RAVENS, INC.; SIGNS AND BLANKS, INC.; ALBEX ALUMINUM, INC. ("Borrower").


                                   WITNESSETH

         WHEREAS, the Bank and Borrower have entered into a Business Loan Agreement dated September 30, 1997, and;

         WHEREAS, the Bank and the Borrower desire to further amend certain terms of the Business Loan Agreement;

         NOW THEREFORE, in consideration of the mutual premises herein contained and other valuable consideration, the receipt, and sufficiency of which is hereby acknowledged, the parties hereto agree to amend said Business Loan Agreement in the following respect and in such respect only:

         1. THE FINANCIAL COVENANTS AND RATIOS PERTAINING TO CASH FLOW REQUIREMENTS (PAGE 3) TO BE CHANGED AS FOLLOWS:

            Maintain Cash Flow at not less than the following levels: (i) for the period ending 9-30-99 and 12-31-99, 0.8 times the consolidated sum of current maturities of long-term debt paid, plus dividends, plus capital expenditures not funded by term debt or under the Kent IRB; (ii) 1.1 times at 3-31-00; and (iii) 1.2 times at 6-30-00, and quarterly thereafter. This covenant is to be tested quarterly using the accumulated total of the previous four quarters.

         2. THE FINANCIAL COVENANTS AND RATIOS PERTAINING TO TANGIBLE NET WORTH (PAGE 3) TO BE CHANGED AS FOLLOWS:

            Maintain a minimum consolidated Tangible Net Worth of not less $12,000,000.00 until 3-31-00, then $14,000,000.00 until 3-31-01 then $16,000,000.00 thereafter. Tangible Net Worth shall include subordinated due from Albex Aluminum, Inc. to Jacob Pollock and Signs and Blanks, Inc. Pollock & Company. This covenant is to be test quarterly.

         3. THE CONDITIONS PRECEDENT TO EACH ADVANCE PERTAINING TO PAYMENT OF FEES AND EXPENSES (PAGE 2) TO BE CHANGED AS FOLLOWS:

            Borrower shall pay Lender a documentation fee, at closing, of $1,250.00 in connection with the increase to the $1,614,220.00 term loan.

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         This is expressly understood and agreed that all other terms and conditions of the aforesaid Asset Based Loan Agreement shall remain unchanged and in full force and effect and are fully applicable to the amendment made hereby.

         IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed in their respective authorized officers as of the date of first above written.

FIRSTMERIT BANK, N.A.                        RVM INDUSTRIES, INC.

By: /s/Ronald T. Hayes                       By: Jacob Pollock
    --------------------------                   -------------------------------
Title: V.P.                                  Title: C.E.O.
       -----------------------                      ----------------------------


                                             RAVENS, INC.

                                             By: /s/Jacob Pollock
                                                 ----------------------------

                                             Title: C.E.O.
                                                    -------------------------


                                             SIGNS AND BLANKS, INC.

                                             By: /s/Jacob Pollock
                                                 ----------------------------

                                             Title: C.E.O.
                                                    -------------------------


                                             ALBEX ALUMINUM, INC.

                                             By: /s/Jacob Pollock
                                                 ----------------------------

                                             Title: C.E.O.
                                                    -------------------------
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